Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Ophthotech Corporation (the "Company") for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Glenn P. Sblendorio, Chief Financial Officer of the Company, hereby certifies, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

        (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2017	By:	/s/ GLENN P. SBLENDORIO
Glenn P. Sblendorio President and Chief Financial Officer (Principal Financial Officer)